September 3, 2014 Barclays CEO Energy-Power Conference Exhibit 99.1

Statement on Forward-Looking Information Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. The company uses words such as “anticipate,” “believe,” “expect,” “may,” “forecast,” “project,” “should,” “estimate,” “plan,” “outlook,” “target” or other similar words to identify forward-looking statements. These forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of September 3, 2014. These factors are difficult to accurately predict and may be beyond the company’s control. The company does not undertake to update its forward-looking statements. Factors that could affect the company’s results include, but are not limited to: global supply and demand for coal, including seaborne thermal and metallurgical coal; price volatility and customer procurement practices, particularly in international seaborne products and in the company’s trading and brokerage businesses; impact of alternative energy sources, including natural gas and renewables; global steel demand and the downstream impact on metallurgical coal prices; impact of weather and natural disasters on demand, production and transportation; reductions and/or deferrals of purchases by major customers and ability to renew sales contracts; credit and performance risks associated with customers, suppliers, contract miners, co-shippers, and trading, banks and other financial counterparties; geologic, equipment, permitting, site access, operational risks and new technologies related to mining; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; impact of take-or-pay agreements for rail and port commitments for the delivery of coal; successful implementation of business strategies; negotiation of labor contracts, employee relations and workforce availability; changes in postretirement benefit and pension obligations and their related funding requirements; replacement and development of coal reserves; availability, access to and related cost of capital and financial markets; ability to secure our obligations for land reclamation, federal and state workers’ compensation, federal coal leases and other obligations related to the company’s operations; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); effects of acquisitions or divestitures; economic strength and political stability of countries in which the company has operations or serves customers; legislation, regulations and court decisions or other government actions, including, but not limited to, new environmental and mine safety requirements; changes in income tax regulations, sales-related royalties, or other regulatory taxes and changes in derivative laws and regulations; litigation, including claims not yet asserted; and other risks detailed in the company’s reports filed with the United States Securities and Exchange Commission (SEC). Adjusted EBITDA is defined as (loss) income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expenses, depreciation, depletion and amortization, asset impairment and mine closure costs, charges for the settlement of claims and litigation related to previously divested operations and amortization of basis difference associated with equity method investments. Adjusted EBITDA, which is not calculated identically by all companies, is not a substitute for operating income, net income or cash flow as determined in accordance with United States GAAP. Management uses Adjusted EBITDA as the primary metric to measure segment operating performance and also believes it is useful to investors in comparing the company’s current results with those of prior and future periods and in evaluating the company’s operating performance without regard to its capital structure or the cost basis of its assets. Adjusted (Loss) Income from Continuing Operations and Adjusted Diluted EPS are defined as (loss) income from continuing operations and diluted earnings per share from continuing operations, respectively, excluding the impacts of asset impairment and mine closure costs and charges for the settlement of claims and litigation related to previously divested operations, net of tax, and the remeasurement of foreign income tax accounts on the company’s income tax provision. The company calculates income tax benefits related to asset impairment and mine closure costs and charges for the settlement of claims and litigation related to previously divested operations based on the enacted tax rate in the jurisdiction in which they have been or will be realized, adjusted for the estimated recoverability of those benefits. Management has included these measures because, in the opinion of management, excluding those foregoing items is useful in comparing the company’s current results with those of prior and future periods. Management also believes that excluding the impact of the remeasurement of foreign income tax accounts represents a meaningful indicator of the company's ongoing effective tax rate. 2

Coal: Global Supply-Demand Fundamentals Expected to Improve Coal accounts for 40% of electricity generation; Urbanization and industrialization trends expected to drive sustained long-term coal demand growth 3 Global Coal Demand Seaborne Metallurgical Coal Seaborne Thermal Coal U.S. Thermal Coal Markets well supplied but demand continues to rise; Slowing supply growth and additional production cutbacks yet to be realized Supplies likely to moderate as demand continues to increase; Countries turn to coal for affordable power and add new coal-fueled generation Demand up on cold winter but tempered by mild summer and poor rail performance; SPRB and ILB to benefit from higher utilization and basin switching Source: IEA World Energy Outlook 2013; Peabody Global Analytics.

Peabody Energy: Best Positioned Coal Company 4 Global Scope Superior Asset Base Low-Cost U.S. Position Strong Metallurgical Coal Portfolio Competitive Advantage Proven Track Record Tier one assets in U.S. West, U.S. Midwest and Australia targeting highest-growth regions 8 billion tons of coal reserves and ~500,000 acres of surface land in U.S. and Australia Largest U.S. coal producer; Superior margins to peers in Powder River Basin Largest seaborne low-vol PCI supplier and leading Australian metallurgical coal presence Well-capitalized platform; solid financial position and liquidity of $2.1 billion Sustainable cost reductions and active portfolio management Source: Peabody Global Analytics. Reserves and acres of surface land based on 2013 10-K filing. Liquidity as of June 30, 2014.

Global Coal Markets 5 Singapore

Expanding Global Energy Needs Lead to Rising Coal Demand 6 Global Coal Demand (MTOE) Global Energy Demand (MTOE) Global Electricity Use (TWh) 0 3,000 6,000 9,000 12,000 15,000 18,000 2010 2020P 2030P 0 6,000 12,000 18,000 24,000 30,000 36,000 2010 2020P 2030P 0 1,000 2,000 3,000 4,000 5,000 2010 2020P 2030P Source: International Energy Agency (IEA), 2013 World Energy Outlook (Current Policies Scenario). Energy and coal demand in Million Tonnes of Oil Equivalent (MTOE). Electricity use in terawatt-hours (TWh). +38% +69% +48%

0 2,000 4,000 6,000 8,000 10,000 2013E 2016P 2020P ROW China India Annual Global Coal Use Expected to Grow 600 Million Tonnes Over Next Three Years ● Coal is projected to overtake oil as the largest energy source in coming years ● Coal’s share increases to 30% of global energy consumption; Greatest contribution to energy mix since 1970 ● More than 70 million people expected to be added to cities each year through 2020, driving greater coal use to meet growing energy and infrastructure needs Source: Peabody Global Analytics; BP Statistical Review of World Energy 2014; United Nations, Department of Economic and Social Affairs, Population Division “World Urbanization Prospects: The 2014 Revision”. Expected Global Coal Demand (Tonnes in Millions) 2,905 3,030 4,460 4,140 890 760 7,805 8,380 7 9,165 1,070 4,910 3,185

Seaborne Metallurgical Supply Slowing; Fundamentals Expected to Improve Source: Peabody Global Analytics. U.S., Australia and Canadian seaborne exports represented. 8 ● Market well-supplied; Production growth from investment momentum and unit cost management coming to an end ● Demand continuing to rise on steel production growth ● 20 to 25 million tons of announced production cutbacks YTD; Less than 5 million tons have been implemented ● Lack of metallurgical coal investment expected to result in supply shortfalls over time 116 116 125 132 132 100 110 120 130 140 1H 2H 1H 2H 1H 2H 1H 2H Seaborne Metallurgical Supply from Major Exporters (Tonnes in Millions) 125 – 135 2012 2013 2014 2015

Metallurgical Coal Essential for Rising Steel Production in Asia ● Greater imports needed to meet rising steel needs – Global seaborne metallurgical coal demand expected to rise 10 to 15% by 2016 ● Asian steel primarily produced in blast furnaces requiring metallurgical coals ● Newer blast furnaces increase demand for PCI coals as producers look to offset higher-cost coke ● Projected long-term fundamentals remain sound on increasing urbanization 9 Source: Peabody Global Analytics. Metallurgical Coal Used to Make Coke Coke and PCI Coal Converted to Pig Iron in Blast Furnace Pig Iron Used in Steel Production PCI Coal Used as Partial Replacement for Coke

30 Countries Add 348 GW of New Coal Generation Capacity Since 2010 800+ New Generating Units Come Online 10 Source: Platts World Electric Power Plant database. Generation capacity represented in megawatts, excluding China, India and United States.

0 200 400 600 800 1,000 1,200 2013E 2016P 2020P New Generation Expected to Drive Significant Global Thermal Coal Demand ● Market is well-supplied yet demand continues to increase ● Asian imports likely to grow ~100 million tonnes in next 3 years ● New coal-fueled generation of ~250 GW projected by 2016 – Requires ~750 million tonnes of new annual coal production at expected capacity utilization 960 Projected Seaborne Thermal Coal Demand (Tonnes in Millions) 1,200 China Other Pacific India Atlantic Source: Peabody Global Analytics, McCloskey and other industry sources. 11 +90 +70 +105 -20 1,060

U.S. Coal Demand Increases; Fuels 41% of Electricity Generation in the U.S. Source: Peabody Global Analytics and EIA. YTD through July 2014 compared to April 2012. 12 34% 41% 24% 20% 15% 0% 10% 20% 30% 40% 50% ● U.S. coal use rebounds 25% from 2012 lows ● Coal use up 4% YTD; Gas generation down 3% ● SPRB most competitive against natural gas – SPRB: $2.50 to $2.75/mmBtu – ILB: $3.50 to $3.75/mmBtu – CAPP: $4.50+/mmBtu ● Coal demand expected to increase 20 to 30 million tons in 2014 Share of U.S. Electric Power Sector Generation C oa l N at ur al G as N uc le ar Ot he r C oa l A pr il 20 12

SPRB Demand Exceeds Supply Leading to Declining Stockpiles ● Shipments lagging demand for second year in a row ● Rail performance and moderate summer weather impact near-term U.S. fundamentals – 2014 transaction volume down on rail issues – Rail investment expected to lead to gradual improvement ● Demand projected to exceed supply and lead to lower inventory levels – SPRB inventories at 52 days use Source: Peabody Global Analytics and EIA. Stockpiles as of July 31, 2014. 2014 projected shipments based on annualized rate through July 2014. 13 300 325 350 375 400 425 2012 2013 2014P 2015P SPRB Electricity Generation Demand and Shipments (Tons in Millions) SPRB Coal Use SPRB Shipments SPRB Shipments

Source: Peabody Global Analytics. SPRB and Illinois Basin: 75 Million Ton Demand Increase Forecast by 2016 Expected SPRB and ILB Generation Demand (Tons in Millions) +35 0 200 400 600 2013 Retirements Utilization Switching 2016P -55 +30 510 585 14 +100 SPRB and ILB +75 ● 15% increase in SPRB and ILB demand expected in next three years ● Increased power plant utilization and basin switching expected to more than offset retirements – Current coal fleet utilization ~60% of capacity, remaining fleet expected to run over 70% by 2016 ● Significant coal-fueled generation of ~250 GW projected to remain on line in 2016

Broad and Growing Opposition to EPA’s Proposed Power Plant Rules ● 41 Republican Senators ask EPA to withdraw the rule; 7 Democratic Senators write the President about new plant standards ● U.S. Supreme Court warns EPA about overreach 15 ● More than 20 State Legislatures pass legislation and resolutions expressing concerns ● 9 U.S. Governors urge President to abandon proposal ● Partnership for a Better Energy Future, a coalition of >150 business organizations from industries representing over 80% of U.S. economy, opposes rules Proposal Only Preliminary, Heavily Contested and Likely Litigated

Leading Nations Turn to Coal, Improve Energy and Environmental Policies 16 Australia Repeals carbon tax in major policy reversal Japan Supports development of advanced coal-fueled generation China Uses technology and incentives to reduce emissions and increase coal use Source: Peabody Global Analytics; News reports. Germany Targets addition of 5.5 gigawatts of coal-fueled generation by 2015 India New PM pledges to make electricity available to every household by 2022 Africa World Bank President Jim Yong Kim indicates coal will be essential in helping Africa meet power demand Canada PM Harper announces support of Australia’s repeal of a carbon tax Mexico Coal-fueled electricity generation increases 13% in first half of 2014

Coal: Least Expensive and Most Reliable Form of Electricity Generation 17 Source: Peabody Energy Analytics. ● Urbanization trends lead to greater coal use to fuel growing electricity and steel demand ● IEA and other observers project coal will overtake oil as world’s largest energy source in coming years ● Coal is the only affordable fuel, at scale, to meet rising energy needs Advantages of Coal Lead to Rising Demand

Peabody Energy Overview 18 Wilpinjong Mine

Peabody: World’s Largest Private-Sector Coal Company Metallurgical and Thermal Coal Customers in Over 25 Countries Essen Beijing Ulaanbaatar Jakarta Balikpapan New Delhi Brisbane, QLD Newcastle, NSW London (From U.S.) St. Louis, MO Singapore Mining Operations and Trading Sales Reserves SPRB 135 3.4 Midwest 26 3.2 Southwest 16 0.5 Colorado 7 0.2 Australia 35 0.9 Trading 32 - Total Tons 252 8.3 Million Billion Reported 2013 sales volumes. Reserves based on 2013 10-K filing. Total sales and reserves variances are based on rounding calculations. Green shading indicates countries served by Peabody. (to Europe) Operating Regions Customers Served Corporate Office Regional Offices Trading/Business Development Offices Coal Flows 19

20 Delivering on Long-Term Journey to Reshape Peabody’s Asset Base • Diverse Global Platform • Largest U.S. Producer • Largest Producer and Reserve Holder in SPRB • Largest Seaborne Supplier of Low-Vol PCI Coal • Third-Largest Australian Reserve Holder • Fourth-Largest Seaborne Metallurgical Coal Supplier Leading Position in High-Growth Low-Cost U.S. Basins Strong Global Presence in High-Growth Markets Strategy Results • Completed 3 Major Acquisitions and Mine Expansions in Australia • Increased PRB and ILB Investments • Expanded Trading Offices • Entered China and Mongolia • Exited from Appalachia Operations Actions

Peabody Drives Capital Efficiency, Reduces Costs and Optimizes Portfolio ● Capital Efficiency – Prior capital investments allow for low capital spending for several years – Sustaining capital trending below historical range of $1.25 to $1.75 per ton ● Cost Reductions – Successful cost improvement initiatives implemented at all levels of the organization – Further sustainable cost reductions targeted ● Asset Optimization – More than $160 million in cash proceeds from non-core asset sales since June 2013 21 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2011 2012 2013 2014P LBA Payments Capex LBA Payments End After 2016 Capital Expenditures and LBA Payments (Millions) 2014 capex based on the mid-point of company guidance of $210 to $250 million. , 2014.

Peabody’s Industry-Leading Powder River Basin Gross Margins Expand in 2014 ● Peabody PRB gross margins more than double peers on contracting strategies and sustainable cost reductions – Leveraging previous investments in equipment, infrastructure and technology – Driving best-in-class continuous improvement – Benefits from superior overburden ratios, geographic position ● Flagship North Antelope Rochelle Mine world’s largest and most productive coal mine – Secured LBAs; 2 billion tons of high-quality coal reserves 22 Largest Producer and Reserve Holder in SPRB North Antelope Rochelle Mine Source: Company reports. Average peer PRB margins include ACI, CLD and ANR. Gross margins exclude depreciation, depletion and amortization, and asset retirement obligation expenses. 26% 28% 21% 13% 0% 5% 10% 15% 20% 25% 30% 2012 - 2013 H1 2014 Peabody PRB Gross Margins Versus Peer Average

Midwest Portfolio Well Positioned: Anchored by Key Mines 23 ● Peabody Illinois Basin operations strategically located to serve local customer base ● Bear Run Mine is largest surface mine in Eastern U.S. – Produces 8+ million tons per year ● Gateway Mine among lowest cost mines in region – Gateway North to extend production in 2015 26 Million Tons Shipped in 2013; 3 Billion Tons of Reserves Production and reserves based on 2013 10-K filing.

24 22 – 25 ~ 8 15 – 17 Peabody’s Australia Strategy: Best Access to High-Growth Asian Region ● Australia holds competitive advantage over other nations with mines close to ports; Ports near high-growth regions ● Peabody has substantial high- quality coal position with 925 million tons of reserves ● Majority of high-quality, low-vol PCI supply from Australia; Peabody is largest seaborne supplier ● Significant potential for future development; Opportunities being evaluated in capital-efficient manner Reserves based on 2013 10-K filing.

Peabody Driving Sustainable Cost Reductions at Australia Mines ● Productivity improves 35% in first half of 2014 ● Longwalls commissioned at North Goonyella and Metropolitan mines ● Continuing successful owner- operator conversion initiative; Allows for robust mine planning – Expected completion of conversion at Moorvale PCI Mine in the third quarter ● Reduced annual production at Burton Mine by 1.5 million tons as operation targets lower-cost reserves 25 First half 2014 productivity improvements compared to prior-year period. 30, 2014. Building on Successful Cost Savings and Productivity Initiatives $0 $20 $40 $60 $80 Q1 2012 Q2 2014 Australia Costs Per Ton 15%

Peabody’s Core Strengths Targeted to Create Long-Term Value 26 Superior Asset Base • Leading reserve position • Geographic diversity • Access to high- growth regions • Leading presence in growing markets Best-In- Class Operations • Continuous focus on safety • Aggressive cost containment • Strong productivity improvements Solid Financial Position • Well-capitalized platform • $2.1 billion of liquidity • No significant debt maturities until 2016 • Focus on long- term debt reduction Major Growth Potential • Long-term expansion opportunities • Asian partnerships and joint ventures • Thought leader in sustainable mining, energy access and clean coal solutions Liquidity as of June 30, 2014.

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Appendix: Peabody Energy Targets 28 U.S. Targets ● 2014 coal sales of 185 to 190 million tons ● 2014 U.S. coal sales volumes are essentially fully priced; 2015 coal sales are 20 to 30 percent unpriced based on 2014 production levels ● 2014 U.S. revenues per ton 4 to 7 percent below 2013 levels ● 2014 U.S. costs per ton 1 to 3 percent below 2013 levels Australia Targets ● 2014 coal sales of 34 to 36 million tons, including 15 to 16 million tons of metallurgical coal; 11 to 12 million tons of seaborne thermal coal ● 2014 Australia costs in the low $70 per ton range Additional Targets ● 2014 total coal sales of 245 to 260 million tons ● 2014 depreciation, depletion and amortization approximately 5 to 10 percent below 2013 levels ● 2014 capital spending of $210 to $250 million Priced position as of June 30, 2014. Targets as of Sept. 3, 2014.

Appendix: Reconciliation of Non-GAAP Measures 29 This information is intended to be reviewed in conjunction with the company’s filings with the Securities and Exchange Commission. Targets exclude any non-cash expenses related to the pending repeal of the Mineral Resources Rent Tax in Australia. (Dollars in millions, except per share data) Mar. 31 Jun. 30 2014 (1) 2014 (1) Low (2) High (2) 2013 (1) 2012 (1) Adjusted EBITDA (3) 176.9$ 213.1$ 150$ 200$ 1,047.2$ 1,836.5$ Depreciation, depletion and amortization 157.2 163.1 160 170 740.3 663.4 Asset retirement obligation expenses 15.6 15.9 20 18 66.5 67.0 Amortization of basis difference related to equity affiliates 1.2 1.3 - - 6.3 4.6 Interest income (3.6) (4.4) (2) (3) (15.7) (24.5) Interest expense 103.3 103.6 105 103 408.3 402.3 Debt modification or extinguishment charges - 1.6 - - 16.9 3.3 Income tax (benefit) provision, excluding tax items shown separately below (51.1) 5.3 - 5 (279.9) 481.7 Adjusted (Loss) Income from Continuing Operations (3) (45.7)$ (73.3)$ (133)$ (93)$ 104.5$ 238.7$ Asset impairment and mine closure costs - - - - 528.3 929.0 Settlement charges related to the Patriot bankrupty reorganization - - - - 30.6 - Tax benefit related to asset impairment and mine closure costs - - - - (112.8) (227.3) Tax benefit related to settlement charges related to the Patriot bankruptcy reorganization - - - - (11.3) - Remeasurement (benefit) expense related to foreign income tax accounts (1.4) (1.3) - - (44.3) 7.9 Loss from continuing operations, net of income taxes (44.3)$ (72.0)$ (133)$ (93)$ (286.0)$ (470.9)$ Diluted EPS - Loss from continuing operations (0.18)$ (0.28)$ (0.49)$ (0.36)$ (1.12)$ (1.80)$ Asset impairment and mine closure costs, net of income taxes - - - - 1.56 2.61 Settlement charges related to the Patriot bankruptcy reorganization, net of income taxes - - - - 0.07 - Remeasurement (benefit) expense related to foreign income tax accounts (0.01) - - - (0.17) 0.03 Adjusted Diluted EPS (3) (0.19)$ (0.28)$ (0.49)$ (0.36)$ 0.34$ 0.84$ (1) Actual historical results. (2) Range of targeted projected results. (3) Non-GAAP financial measure defined on slide 2 of this presentation. Year Ended Dec. 31, Reconciliation of Non-GAAP Financial Measures (Unaudited) Sept. 30, 2014 Quarter Ended